Light Revolution Fund, Inc.



               Supplement to Light Revolution Fund
     Statement of Additional Information Dated June 4, 1999


                   Appointment of New Director

     Robert W. Burnett, 58, has been a private investor since 1992. From 1989 to 1992, Mr. Burnett served as the Vice President of Engineering at Cisco Systems, Inc., which builds equipment used to operate the Internet. Prior thereto, Mr. Burnett held positions with ROLM Systems, a division of IBM, which builds telecommunications equipment, Fairchild Semiconductor, which designs automation and digital equipment and the Stanford Research Institute, which designs data base and analysis software. Mr. Burnett graduated from Stanford University in 1962. Mr. Burnett will serve as a Director of the Corporation.

                 Appointment of New Distributor

     On November 16, 1999, the Board of Directors of the Light Revolution Fund appointed Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961 as its distributor, replacing First Data Distributors, Inc. The distribution agreement between the Light Revolution Fund and Provident Distributors became effective on December 1, 1999.

     This Supplement should be retained with your statement of additional information for future reference.

     The date of this supplement is December 9, 1999.